UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)    May 7, 2008
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                           Moller International, Inc.
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             (Exact name of registrant as specified in its chapter)


         CALIFORNIA                                              68-0006075
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(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation             File Number)              Identification No.)

   1222 RESEARCH PARK DRIVE, DAVIS CA                     95618-4849
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 (Address of principal executive offices)                 (Zip Code)


                        Telephone Number: (530) 756-5086
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          (Former name or former address, if changed since last report)


ITEM 4.01 Changes in Registrant's Certifying Accountant

      In Moller International, Inc ("MI") SEC Form 8-K filed on April 4, 2008, we announced the termination of the service agreement with The Reznick Group PC ("Reznick Group ") as the Company's independent accounting firm, which was effective April 3, 2008.
      The accounting firm had served as the Company's independent auditors from January 21, 2008 to April 4, 2008. The Company and the Board determined that Reznick Group's current internal administrative procedures, management practices and responsiveness did not satisfy the Company's requirements. The termination action by the Company was voluntary, unilateral and at its sole discretion and

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is not the result of any discrepancy or disagreement with Reznick Group regarding the Company's financial recordkeeping or reporting thereof.
      On April 30, 2008 the Company received correspondence from the Securities Exchange Commission ("Commission") stating the Company's April 4, 2008 Form 8-K failed to provide the necessary disclosures of Item 304 of Regulation S-B, and specifically that a confirmation from the accounting firm acknowledging there were no issues pending resolution or any unresolved disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure as of the date of dismissal.
      To address these perceived shortfalls, the Company now provides the following clarifications:
      1.  The former accountant was dismissed effective April 3, 2008.
      2. There were no pending unresolved disagreements or adverse opinions on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the registrant's two most recent fiscal years and during the subsequent interim period proceeding up to the date of the accounting firm's dismissal on April 3, 2008.
      3. The Company's Audit Committee recommended the dismissal of Reznick Group PC to the Company's Board of Directors (the "Board"). Subsequently the Board unanimously agreed with the recommendation and instructed the Company's President to carryout the change of accountants.
      Furthermore the Company acknowledges its responsibility for the adequacy and accuracy of the disclosures in its filings and that the Commission staff comments or changes to disclosures in response to staff comments in the filings reviewed by the staff do not foreclose the Commission from taking any action with respect to the filing, and the Company may not assert staff comments as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.


ITEM 9.01. Financial Statements and Exhibits

(c)  Exhibits.

     1. Letter dated May 7, 2008 from The Reznick Group, PC to MI acknowledging the accuracy of the statements regarding pending or unresolved accounting issues identified in the Company's SEC Form 8-K dated May 7, 2008.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Moller International I has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

/s/Paul S. Moller, President
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   (Registrant)

Date:  May 7, 2008
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